UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2005


                            CORONADO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                              33-33042-NY
(State or other jurisdiction                            (Commission File Number)
      of incorporation)

                                   22-3161629
                        (IRS Employer Identification No.)

16857 E. SAGUARO BLVD., FOUNTAIN HILLS, ARIZONA                  85268
(Address of principal executive offices)                      (Zip Code)

                                 (480) 837-6810
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective January 4, 2005 the Registrant's Board of Directors adopted the 2004 Executive Stock Option Plan (the "2004 Plan") and effective January 4, 2005 the Registrant granted options for a total of 63,956,000 shares of Registrant's common stock to be issued under the 2004 Plan. 59,000,000 of these options have a ten-year term (4,956,000 have a five-year term) and may be exercised at any time from the date of grant (4,956,000 may not be exercised until January 4,
2006) until 3 months after termination, except if the optionee dies while employed the option may be exercised by the optionee's beneficiary. 59,000,000 options issued under the 2004 Plan have stock appreciation rights whereby the option may be exercised by redeeming the appreciated value of the option and without cash being paid by the optionee in the event the Registrant (or a subsidiary) is acquired by another company. The following individuals received options for the following number of shares at the indicated exercise price: G. Richard Smith, 23,000,000 shares at $.055 and 1,652,000 shares at $.0605; Gary
R. Smith,  23,000,000  shares at $.055 and 1,652,000  shares at $.0605;  and Dr.
John T. LiVecchi, 13,000,000 shares at $.055 and 1,652,000 shares at $.0605.

Effective January 4, 2005 three of the Registrant's Directors agreed to waive and forgive their accrued salaries through December 31, 2004 which total $688,316.75. The individuals and their accrued salaries are as follows: G. Richard Smith - $275,326.70; Gary R. Smith - $275,326.70; and John T. LiVecchi - $137,663.35.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     10.1 2004 Executive Stock Option Plan

     10.2 Forms of Stock Option  Agreements  Under 2004  Executive  Stock Option
          Plan


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORONADO INDUSTRIES, INC.


Date: March 2, 2005                    By: /s/ G. Richard Smith
                                           -------------------------------------
                                           G. Richard Smith
                                           Chairman




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